UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010
PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14423	39-1344447

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin	54957-0156

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(920) 722-3451
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Plexus Corp. (the “Company”) held its 2010 Annual Meeting of Shareholders on February 10, 2010. At the Annual Meeting the nine management nominees for re-election to the board of directors were re-elected by the Company’s shareholders with the following votes:

	Authority
	Granted to	Authority
Director’s Name	Vote “For”	Withheld
Ralf R. Boër	31,535,325	3,158,341
Stephen P. Cortinovis	34,529,266	164,400
David J. Drury	32,041,379	2,652,287
Dean A. Foate	34,497,551	196,115
Peter Kelly	34,529,901	163,765
John L. Nussbaum	33,228,918	1,464,748
Michael V. Schrock	32,441,312	2,252,354
Charles M. Strother, M.D.	33,298,567	1,395,099
Mary A. Winston	34,528,765	164,901
* * *
Broker non-votes:	3,310,332 in the case of each director
     In addition, the Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2010. The vote on the proposal was as follows:

For: 36,679,522	Against: 1,307,033	Abstain: 17,443
* * * * *
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2010	PLEXUS CORP. (Registrant)
	By:	/s/ Ginger M. Jones
Ginger M. Jones
Chief Financial Officer

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